WARRANT INDENTURE
PROVIDING FOR THE ISSUE OF WARRANTS

GENTOR RESOURCES, INC.

- AND -

EQUITY FINANCIAL TRUST COMPANY

DATED NOVEMBER 2, 2011

TABLE OF CONTENTS

Article 1 - INTERPRETATION

1.1

Definitions

1.2

Words Importing the Singular

1.3

Interpretation Not Affected by Headings, Etc.

1.4

Day Not a Business Day

1.5

Time of the Essence

1.6

Currency

1.7

Applicable Law

1.8

Severability

1.9

Conflicts

1.10

Meaning of “Outstanding”

1.11

Termination

Article 2 - THE WARRANTS

2.1

Creation and Issue of Warrants

2.2

Terms of Warrants

2.3

No Fractional Warrants

2.4

Form of Warrant Certificates; Legends

2.5

Signing of Warrant Certificates

2.6

Certification by Warrant Agent

2.7

Warrants to Rank pari passu

2.8

Issue in Substitution for Lost Certificates, Etc.

2.9

Purchase of Warrants for Cancellation

2.10

Cancellation of Surrendered Warrants

2.11

Warrantholder not a Shareholder

Article 3 - REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF WARRANTS

3.1

Registration and Transfer of Warrants.

3.2

Exchange of Warrant Certificates

3.3

Ownership of Warrants

Article 4 - EXERCISE OF WARRANTS

4.1

Exercise

4.2

Effect of Exercise

4.3

No Fractional Warrant Shares

4.4

Warrants Void After Expiry Time

4.5

Recording

4.6

Postponement of Delivery of Certificates

4.7

Securities Restrictions

4.8

Adjustments

Article 5 - COVENANTS OF THE CORPORATION

5.1

Covenants of the Corporation

5.2

Performance of Covenants by Warrant Agent

5.3

Certificates of No Default

Article 6 - ENFORCEMENT

6.1

Suits by Warrantholders

Article 7 - MEETINGS OF WARRANTHOLDERS

7.1

Right to Convene Meetings

7.2

Notice

7.3

Chairman

7.4

Quorum

7.5

Power to Adjourn

7.6

Show of Hands

7.7

Poll

7.8

Voting

7.9

Regulations

7.10

The Corporation and Warrant Agent may be Represented

7.11

Powers Exercisable by Extraordinary Resolution

7.12

Meaning of “Extraordinary Resolution”

7.13

Powers Cumulative

7.14

Minutes

7.15

Instruments in Writing

7.16

Binding Effect of Resolutions

7.17

Holdings by the Corporation and Subsidiaries Disregarded

Article 8 - SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

8.1

Provision for Supplemental Indentures for Certain Purposes

8.2

Successor Corporations

8.3

Holdings by Corporations and Subsidiaries Disregarded

Article 9 - CONCERNING THE WARRANT AGENT

9.1

Indenture Legislation

9.2

Rights and Duties of Warrant Agent

9.3

Evidence, Experts and Advisers

9.4

Documents, Money etc. Held by Warrant Agent

9.5

Action by Warrant Agent to Protect Interests

9.6

Warrant Agent not Required to Give Security

9.7

Warrant Agent not Appointed Receiver

9.8

Protection of Warrant Agent

9.9

Replacement of Warrant Agent

9.10

Conflict of Interest

9.11

Warrant Agent’s Authority to Carry on Business

9.12

Anti-Money Laundering

9.13

Privacy

9.14

Acceptance of Rights, Duties and Obligations

Article 10 - GENERAL

10.1

Notice to the Corporation and Warrant Agent

10.2

Notice to Warrantholders

10.3

Sole Benefit of Parties and Warrantholders

10.4

Satisfaction and Discharge of Indenture

10.5

Discretion of Directors

10.6

Counterparts

10.7

Assignment

10.8

Force Majeure

10.9

Indenture to Prevail

SCHEDULE “A”

A-1

- i -

WARRANT INDENTURE

THIS INDENTURE made this 2nd day of November, 2011.

BETWEEN:

GENTOR RESOURCES, INC., a corporation existing under the laws of Florida

(hereinafter called the “Corporation”)

OF THE FIRST PART

- and -

EQUITY FINANCIAL TRUST COMPANY, a trust company incorporated under the federal laws of Canada

(hereinafter called the “Warrant Agent”, and together with the Corporation, the “Parties”)

OF THE SECOND PART

WHEREAS the Corporation proposes to issue up to 2,000,000 Warrants (as defined below) exercisable by the holders on the terms hereinafter set out for the acquisition of Common Shares;

AND WHEREAS the Corporation is duly authorized to create and issue the Warrants to be issued as herein provided;

AND WHEREAS all things necessary have been done and performed to make the Warrants, when certified by the Warrant Agent and issued as provided herein legal, valid and binding upon the Corporation with the benefits of and subject to the terms of this Indenture;

AND WHEREAS the Warrant Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture;

AND WHEREAS each Warrant shall entitle the holder thereof to purchase, subject to adjustment, one Warrant Share (as defined below), at a price and upon the terms and conditions herein set forth;

AND WHEREAS for such purpose the Corporation deems it necessary to create and issue the Warrants constituted and issued in the manner hereinafter appearing;

The foregoing recitals are made as representations and statements of fact by the Corporation and not by the Warrant Agent;

NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of the premises and the covenants of the Parties, the Corporation hereby appoints the Warrant Agent as warrant agent for the Warrantholders to hold all rights, interests and benefits contained herein for and on behalf of those persons who are holders of Warrants from time to time issued pursuant to this Indenture and it is hereby agreed and declared as follows:

ARTICLE 1 - INTERPRETATION

1.1

Definitions

In this Indenture (including the recitals above) and in the Warrant Certificates (as defined below), unless there is something in the subject matter or context inconsistent therewith:

“Affiliate” has the meaning ascribed thereto under the Securities Act (Ontario), as amended from time to time;

“Agency Agreement” means the agency agreement dated as of November 2, 2011 between the Corporation and the Agent;

“Agent” means GMP Securities L.P.;

“Applicable Legislation” means such provisions of any statute of Canada or of a province thereof, and of regulations under any such statute, relating to warrant indentures or to the rights, duties and obligations of corporations and of agents under warrant indentures, as are from time to time in force and applicable to this Indenture;

“Business Day” means a day on which the Warrant Agent is open for business or a day on which chartered banks are normally open for business in the City of Toronto, excluding Saturdays, Sundays and any statutory or civic holiday;

“Canadian Securities Regulatory Authorities” means the securities commissions and similar securities regulatory authorities of the Qualifying Jurisdictions;

“Capital Reorganization” has the meaning ascribed to that term in Subsection  hereof;

“Common Share Reorganization” has the meaning ascribed to that term in Subsection  hereof;

“Common Shares” means the fully-paid and non-assessable common shares in the capital of the Corporation;

“Corporation” means Gentor Resources, Inc. and includes any successor corporation to or of the Corporation which shall have complied with the provisions of Section  hereof;

“Corporation’s Auditors” means the firm of chartered accountants appointed by the shareholders of the Corporation as the auditors of the Corporation;

“counsel” means a barrister and solicitor or a firm of barristers and solicitors, who may be counsel for the Corporation, acceptable to the Warrant Agent;

“Current Market Price” has the meaning ascribed to that term in Subsection ;

“director” means a director of the Corporation and reference to action by the directors means action by the directors of the Corporation as a board or, whenever duly empowered, action by a committee of the board;

“Distribution Compliance Period” means “distribution compliance period” as that term is defined in Regulation S.  Without limiting the foregoing, but for greater clarity in this Indenture, it means the six month period (or one year period in the event the Corporation notifies the Warrant Agent in writing that the Corporation is no longer a “reporting issuer” (as defined in Regulation S)) that begins on the day of the sale by the Corporation of the Warrants;

“Effective Date” means the date first above written;

“Exchange” means the TSX Venture Exchange;

“Exchange Rate” means, on any date for determination, the rate at which United States dollars may be exchanged for Canadian dollars, calculated using the noon exchange rate as reported by the Bank of Canada as being in effect on such date;

“Exercise Date” means, with respect to any Warrant exercised by the holder thereof pursuant to Subsection  hereof, the day on which the Warrant Certificate evidencing such Warrant, along with a duly completed notice of exercise and payment of the Exercise Price, is surrendered to the Warrant Agent in accordance with the provisions of Section  hereof;

“Exercise Price” means $1.25 per Warrant, subject to adjustment in accordance with the provisions of this Indenture;

“Expiry Date” means, with respect to a Warrant, November 2, 2012, except that if such day is not a Business Day, then on the next succeeding day that is a Business Day;

“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

“Extraordinary Resolution” has the meaning attributed thereto in Sections  and  hereof;

“Offering” means the offer and sale of units of securities of the Corporation on a private placement basis pursuant to the Agency Agreement, with each such unit being comprised of one Common Share and one-half of one Warrant;

“person” means an individual, corporation, partnership, trustee or unincorporated organization, and words importing persons have a similar extended meaning;

“Qualifying Jurisdictions” means all of the Provinces of Canada and such other jurisdictions as agreed to by the Corporation and the Agent;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Rights Offering” has the meaning ascribed to that term in Subsection  hereof;

“Rights Period” has the meaning ascribed to that term in Subsection  hereof;

“Special Distribution” has the meaning ascribed to that term in Subsection  hereof;

“Subsidiary” has the meaning ascribed to that term as defined in the Canada Business Corporations Act, as amended from time to time;

“trading day” has the meaning ascribed to that term in Subsection ;

“U.S. Person” has the meaning ascribed thereto in Regulation S under the U.S. Securities Act;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder;

“United States” means the United States of America, its territories and possessions, any state thereof and the District of Columbia collectively;

“Warrant”, or collectively the “Warrants”, means a whole Common Share purchase warrant of the Corporation or whole Common Share purchase warrants of the Corporation, as the case may be, each of which is governed by the terms of this Indenture and entitles a registered holder thereof to receive one Warrant Share or such kind and amount of shares or other securities or property calculated pursuant to Article 4 hereof, as the case may be, on the exercise of such Warrant plus the payment of the Exercise Price by way of certified cheque, bank draft or money order payable to or to the order of the Corporation;

“Warrant Agent” means Equity Financial Trust Company and its successors;

“Warrant Certificate” means a certificate evidencing one or more Warrants, substantially in the form attached hereto as Schedule “A”;

“Warrant Indenture”, “Indenture”, “hereto”, “hereunder”, “hereof’, “herein”, “hereby” and similar expressions mean or refer to this Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto, and the expressions “Article”, “Section”, “Subsection” and “paragraph” followed by a number mean the specified Article, Section, Subsection or paragraph of this Indenture;

“Warrant Shares” means the Common Shares to be issued by the Corporation to Warrantholders in accordance with the exercise of Warrants hereunder;

“Warrantholders”, “Holders” or “holders” means the persons for the time being entered in a register of holders described in Section  hereof as holders of Warrants;

“Warrantholders’ Request” means an instrument, signed in one or more counterparts by Warrantholders who hold in the aggregate not less than 25% of the total number of Warrants then outstanding, requesting the Warrant Agent to take some action or proceeding specified therein; and

“Written Order of the Corporation”, “Written Request of the Corporation”, “Written Direction of the Corporation” and “Certificate of the Corporation” mean, respectively, a written order, request, direction and certificate signed in the name of the Corporation by any director or officer of the Corporation or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed.

1.2

Words Importing the Singular

Words importing the singular include the plural and vice versa and words importing a particular gender include both genders.

1.3

Interpretation Not Affected by Headings, Etc.

The division of this Indenture into Articles, Sections, Subsections, paragraphs, subparagraphs, clauses and subclauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or the Warrants.

1.4

Day Not a Business Day

If the day on or before which any action that would otherwise be required to be taken hereunder is not a Business Day, that action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

1.5

Time of the Essence

Time shall be of the essence in all respects in this Indenture and the Warrant Certificates.

1.6

Currency

Except as otherwise stated, all dollar amounts herein and in the Warrant Certificates are expressed in Canadian dollars.

1.7

Applicable Law

This Indenture and the Warrant Certificates shall be construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

1.8

Severability

In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect such determination shall not affect such provision in any other respect or any other provision hereof, all of which shall remain in full force and effect.

1.9

Conflicts

In the event there is any conflict between this Indenture and any Warrant Certificate, the provisions herein shall govern and prevail.

1.10

Meaning of “Outstanding”

Every Warrant represented by a Warrant Certificate countersigned and delivered by the Warrant Agent hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Warrant Agent for cancellation or until the Expiry Time; provided that where a new Warrant Certificate has been issued pursuant to Section  hereof to replace one which has been mutilated, lost, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding.

1.11

Termination

This Indenture shall continue in full force and effect until the earlier of (a) the Expiry Time; and (b) the date that no Warrants are outstanding hereunder; provided however, that this Indenture shall continue in effect, if applicable, until the Corporation and the Warrant Agent have fulfilled all of their respective obligations hereunder.

ARTICLE 2 - THE WARRANTS

2.1

Creation and Issue of Warrants

(a)

Creation and Issue of Warrants. A total of up to 2,000,000 Warrants, each entitling the registered holder thereof to acquire one Warrant Share, subject to the adjustment provisions in Section 4.8 of this Indenture, are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth.

(b)

Certification of Warrants. Upon the issuance of the Warrants, Warrant Certificates shall be executed by the Corporation and delivered to the Warrant Agent, certified by the Warrant Agent upon the Written Order of the Corporation and delivered by the Warrant Agent to the Corporation or to the order of the Corporation or to such person as selected by the Corporation pursuant to a Written Direction of the Corporation, without any further act of or formality on the part of the Corporation and without the Warrant Agent receiving any consideration therefor. The Warrant Certificates will be in the form attached hereto as Schedule “A”.

2.2

Terms of Warrants

(a)

Exercise Terms. At any time after the issuance thereof and terminating at the Expiry Time, each Warrant issued hereunder shall entitle the holder thereof, upon the exercise thereof and the payment of the Exercise Price to be issued one Warrant Share.

(b)

Adjustment. The number of Warrant Shares which may be issued upon exercise of the Warrants will be adjusted in the events and in the manner specified in Section  hereof.

(c)

Entitlement. Each Warrant authorized to be issued hereunder shall entitle the registered holder thereof to acquire, subject to the adjustment provisions in Section  herein, upon due exercise and upon the due execution of the notice of exercise attached to the Warrant Certificate or other instrument of subscription in such form as the Warrant Agent and/or the Corporation may from time to time prescribe and upon payment of the Exercise Price, one Warrant Share or such other kind and amount of shares or securities or property, calculated pursuant to the provisions of Section  hereof, as the case may be, at any time after the date of issuance of such Warrant and prior to the Expiry Time, in accordance with the provisions of this Indenture.

2.3

No Fractional Warrants

No Warrant Certificate representing a fractional Warrant shall be issued or otherwise provided for, and a holder of a Warrant shall not be entitled to subscribe for or purchase a fractional Common Share or be entitled to any cash or other consideration such holder might otherwise be entitled to based upon the holding of such Warrant.  If the number of Warrants to which a Warrantholder would otherwise be entitled is not a whole number, then the number of Warrants to be issued to such Warrantholder shall be rounded down to the next whole number and the Warrantholder shall not be entitled to any compensation in respect of such fractional Warrant.

2.4

Form of Warrant Certificates; Legends

(a)

Form. The Warrant Certificates (including the certificate of the Warrant Agent endorsed thereon) will be substantially in the form attached hereto as Schedule “A”, subject to the provisions of this Indenture, will be dated as of the Effective Date, will bear such distinguishing letters, numbers and legends as the Corporation, with the approval of the Warrant Agent, may prescribe and will be issuable in any whole number denomination.

(b)

Production. The Warrant Certificates may be engraved, lithographed or printed (the expression “printed” including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Corporation may determine, subject to the rules of the Exchange.

(c)

Legended Warrant Certificates – Canadian Securities Laws.  Each Warrant Certificate originally issued to a person as well as all certificates issued in exchange for or in substitution of the foregoing securities, including any certificates representing Warrant Shares issued upon the exercise of Warrants during the period ending four months and a day after the later of (i) the date of closing of the Offering, and (ii) the date the Corporation becomes a reporting issuer in any province or territory, shall bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT DATE OF CLOSING OF THE OFFERING], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT DATE OF CLOSING OF THE OFFERING], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

(d)

Legended Certificates – United States Securities Laws.  (i) Each Warrant Certificate and all certificates issued in exchange for or in substitution thereof and (ii) each certificate representing Warrant Shares and all certificates issued in exchange for or in substitution thereof (unless the Corporation furnishes to the Warrant Agent an opinion of counsel of recognized standing to the effect that a legend is not required pursuant to the requirements of the U.S. Securities Act and applicable state securities laws) shall also bear the following legends:

(i)

“THE SECURITIES REPRESENTED HEREBY [ADD IF A WARRANT: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF GENTOR RESOURCES, INC. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION’S TRANSFER AGENT.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

provided that such legend may be removed only (i) if the Warrants or Warrant Shares are being sold in compliance with Rule 904 of Regulation S and if the Corporation is a “foreign issuer” within the meaning of Regulation S at the time of sale, (ii) after the Distribution Compliance Period, if the holder provides a representation letter to the Corporation in a form reasonably acceptable to the Corporation to the effect that the undersigned is not then a U.S. Person or person in the United States and is not an “affiliate” of the Corporation (as defined in Rule 405 under the U.S. Securities Act) and provides such other evidence as the Corporation may reasonably require to the effect that such legend is no longer required pursuant to the requirements of the U.S. Securities Act or applicable state securities laws, or (iii) if the Warrants or Warrant Shares are being sold under Rule 144 and the holder furnishes an opinion of counsel of recognized standing, in form and in substance reasonably satisfactory to the Corporation, to the effect that such legend is no longer required pursuant to the requirements of the U.S. Securities Act or applicable state securities laws.

(ii)

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.   “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

2.5

Signing of Warrant Certificates

(a)

Signing Officers. The Warrant Certificates will be signed by any of the Chief Executive Officer, Chief Financial Officer, the Corporate Secretary or the Executive Vice President of the Corporation or by any other individual to whom such signing authority is delegated by the directors of the Corporation from time to time.

(b)

Signatures. The signatures of any of the officers or individuals referred to in Subsection  hereof may be manual signatures, engraved, lithographed or printed in facsimile and Warrant Certificates bearing such facsimile signatures will, subject to Section  hereof, be binding on the Corporation as if they had been manually signed by such officers or individuals.

(c)

No Longer Officer. Notwithstanding that any person whose manual or facsimile signature appears on a Warrant Certificate as one of the officers or individuals referred to in Subsection  hereof no longer holds the same or any other office with the Corporation at the date of issue of any Warrant Certificate or at the date of certification or delivery thereof, such Warrant Certificate will, subject to Section  hereof, be valid and binding on the Corporation.

2.6

Certification by Warrant Agent

(a)

Certification. No Warrant Certificate will be issued or, if issued, will be valid or entitle the holder to the benefits hereof until it has been certified by manual signature by or on behalf of the Warrant Agent substantially in the form of the certificate attached hereto as Schedule “A” or in such other form as may be approved by the Corporation and the Warrant Agent. The certification by the Warrant Agent on a Warrant Certificate will be conclusive evidence as against the Corporation that such Warrant Certificate has been issued hereunder and that the holder thereof is entitled to the benefits hereof.

(b)

Certification Not Representation. The certification by the Warrant Agent on any Warrant Certificate issued hereunder will not be construed as a representation or warranty by the Warrant Agent as to the validity of this Warrant Indenture or such Warrant Certificate (except the due certification thereof) or as to the performance by the Corporation of its obligations under this Warrant Indenture and the Warrant Agent will in no respect be liable or answerable for the use made of any Warrant Certificate or of the consideration therefor, except as otherwise specified herein.

2.7

Warrants to Rank pari passu

All Warrants will rank pari passu, whatever may be the actual dates of issue of the Warrant Certificates by which they are evidenced.

2.8

Issue in Substitution for Lost Certificates, Etc.

(a)

Substitution. If any Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law and to Subsection  hereof, will issue, and thereupon the Warrant Agent will certify and deliver, a new Warrant Certificate of like tenor (including the legends set forth in Subsections  and , as applicable) as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated certificate or in lieu of and in substitution for such lost, destroyed or stolen certificate.

(b)

Cost of Substitution. The applicant for the issue of a new Warrant Certificate pursuant to this Section  will bear the reasonable cost of the issuance thereof and in the case of loss, mutilation, destruction or theft will, as a condition precedent to the issuance thereof:

(i)

furnish to the Corporation and to the Warrant Agent such evidence of ownership and of the loss, destruction, mutilation or theft of the Warrant Certificate to be replaced as is satisfactory to the Corporation and to the Warrant Agent in their respective discretion, acting reasonably;

(ii)

furnish an indemnity and surety bond in amount and form satisfactory to the Corporation and to the Warrant Agent in their respective discretion, acting reasonably to save each of them harmless; and

(iii)

pay the reasonable charges of the Corporation and the Warrant Agent in connection therewith.

2.9

Purchase of Warrants for Cancellation

To the extent permitted by applicable law, the Corporation may, at any time and from time to time, purchase Warrants by invitation for tender, by private contract, in the open market or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a Canadian stock exchange) on such terms as the Corporation in its sole discretion may determine.  All Warrants purchased pursuant to the provisions of this Section  shall be forthwith delivered to, cancelled and destroyed by the Warrant Agent and shall not be reissued.  If required by the Corporation, the Warrant Agent shall furnish the Corporation with a certificate as to such cancellation and destruction.

2.10

Cancellation of Surrendered Warrants

All Warrant Certificates surrendered to the Warrant Agent in accordance with the provisions of this Warrant Indenture will be cancelled by the Warrant Agent and, if requested in writing in advance by the Corporation, the Warrant Agent will furnish the Corporation with a cancellation certificate identifying each Warrant Certificate so cancelled.

2.11

Warrantholder not a Shareholder

Nothing in this Warrant Indenture or in the holding of a Warrant evidenced by a Warrant Certificate, or otherwise, will be construed as conferring on any Warrantholder, in such Warrantholder’s capacity as a Warrantholder, any right or interest whatsoever as a shareholder of the Corporation, including but not limited to any right to vote at, to receive notice of, or to attend any meeting of shareholders or any other proceeding of the Corporation or any right to receive any dividend or other distribution, including rights, if any, to be issued pursuant to a Rights Offering.

ARTICLE 3 - REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF WARRANTS

3.1

Registration and Transfer of Warrants.

(a)

Register. The Corporation will cause to be kept by the Warrant Agent at the office of the Warrant Agent in Toronto, Ontario or at any other place designated by the Corporation with the approval of the Warrant Agent:

(i)

a register of holders in which shall be entered in alphabetical order the names and addresses of the holders of Warrants and particulars of the Warrants held by them; and

(ii)

a register of transfers in which all transfers of Warrants and the date and other particulars of each transfer shall be entered.

(b)

Transfer. No transfer of any Warrant will be valid unless entered on the register of transfers referred to in Subsection  hereof, or on any branch registers maintained pursuant to Subsection  hereof, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Warrant Agent, and, upon compliance with such requirements and such other reasonable requirements as the Warrant Agent and the Corporation may prescribe, such transfer will be duly noted on one of such registers of transfers by the Warrant Agent.

(c)

Register of Transfers. The transferee of any Warrant will, after surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant as required by Subsection  hereof and upon compliance with all other conditions in respect thereof required by this Warrant Indenture or by law, be entitled to be entered on the register of holders referred to in Subsection  hereof, or on any branch registers of holders maintained pursuant to Subsection  hereof, as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, except in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

(d)

Refusal of Registration. The Corporation will be entitled, and may direct the Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Warrant on the registers referred to in Subsection  hereof, or on any branch registers maintained pursuant to Subsection  hereof, if such transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction, or is not being made in accordance with the transfer restrictions described in the legends set forth in Section . Without limiting the generality of the foregoing, the Corporation shall, and will instruct the Warrant Agent to, refuse to register any transfer made prior to the expiration of the Distribution Compliance Period not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from such registration.  The Warrant Agent is entitled to assume compliance with all applicable securities legislation unless otherwise notified in writing by the Corporation.  No duty will rest with the Warrant Agent to determine compliance of the transferee or transferor of any Warrant with applicable securities legislation. Neither the Warrants nor the Warrant Shares have been or will be registered under the U.S. Securities Act or the securities laws of any state.  The Warrant Agent may, when deemed necessary, acting reasonably, contact the Corporation or counsel to confirm the validity of any transfer of Warrants prior to completing same.

(e)

No Notice of Trusts. Subject to applicable law, neither the Corporation nor the Warrant Agent will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Warrant, and may transfer any Warrant on the direction of the person registered as the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(f)

Inspection. The registers referred to in Subsection  hereof, and any branch registers maintained pursuant to Subsection  hereof, will at all reasonable times be open for inspection by the Corporation and any Warrantholder. The Warrant Agent will from time to time when requested to do so in writing by the Corporation or any Warrantholder (upon payment of the Warrant Agent’s reasonable charges), furnish the Corporation or such Warrantholder, as the case may be, with a list of the names and addresses of holders of Warrants entered on such registers and showing the number of Warrants held by each such holder.

(g)

Location of Registers. The Corporation may at any time and from time to time change the place at which the registers referred to in Subsection  hereof are kept, cause branch registers of holders or transfers to be kept at other places and close such branch registers or change the place at which such branch registers are kept, in each case subject to the approval of the Warrant Agent. Notice of all such changes or closures shall be given by the Corporation to the Warrant Agent and to holders of Warrants in accordance with Section 10.2 hereof.

3.2

Exchange of Warrant Certificates

(a)

Exchange. One or more Warrant Certificates may, on compliance with the reasonable requirements of the Warrant Agent and this Indenture, be exchanged for one or more Warrant Certificates of different denominations evidencing in the aggregate an equal number of Warrants as the Warrant Certificate or Warrant Certificates being exchanged.

(b)

Place of Exchange. Warrant Certificates may be exchanged only at the office in Toronto, Ontario of the Warrant Agent or at any other place designated by the Corporation with the approval of the Warrant Agent.

(c)

Cancellation. Any Warrant Certificate tendered for exchange pursuant to this Section  shall be surrendered to the Warrant Agent and cancelled.

(d)

Execution. The Corporation will sign all Warrant Certificates necessary to carry out exchanges pursuant to this Section  and such Warrant Certificates will be certified by the Warrant Agent.

(e)

Charges. The Warrant Agent may charge Warrantholders requesting an exchange of Warrant Certificates a reasonable sum for each Warrant Certificate issued; and payment of such charges and reimbursement of the Warrant Agent or the Corporation for any and all taxes or governmental or other charges required to be paid shall be made by the Holder requesting such exchange as a condition precedent to such exchange.

3.3

Ownership of Warrants

(a)

Owner. The Corporation and the Warrant Agent may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes, and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and the Corporation and the Warrant Agent will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

(b)

Rights of Registered Holder. The registered holder of any Warrant will be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly, and the issue and delivery to any such registered holder of the Warrant Shares issuable pursuant thereto will be a good discharge to the Corporation and the Warrant Agent therefor and neither the Corporation nor the Warrant Agent will be bound to inquire into the title of any such registered holder.

ARTICLE 4 - EXERCISE OF WARRANTS

4.1

Exercise

(a)

Exercise. Subject to the limitations set forth in Subsection  and Section  hereof, the holder of any Warrant may at any time commencing on the Effective Date and terminating at the Expiry Time exercise the right thereby conferred, to be issued Warrant Shares by surrendering to the Warrant Agent at the office in Toronto, Ontario of the Warrant Agent, or to any other person or at any other place designated by the Corporation with the approval of the Warrant Agent, during normal business hours on a Business Day, the Warrant Certificate evidencing such Warrant with a duly completed and executed notice of exercise substantially in the form set out in such Warrant Certificate specifying the number of Warrant Shares subscribed for together with a certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Corporation in an amount equal to the Exercise Price multiplied by the number of Warrant Shares subscribed for.

(b)

Restrictions. The exercise of the Warrants pursuant to Subsection  shall be subject to compliance with, and may be restricted by, applicable securities legislation and the resale of the Warrant Shares may be restricted by such securities legislation.  No Warrant Shares issued upon exercise of Warrants may be delivered to any address in the United States unless Box 1 is checked on the aforementioned notice of exercise.

(c)

Surrender of Warrant Certificates. Any Warrant Certificate with a duly completed and executed notice of exercise referred to in Subsection  hereof will be deemed to have been surrendered to the Warrant Agent only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Warrant Agent or one of the other persons at the office or one of the other places specified in Subsection  hereof.

(d)

Notice of Exercise. Any notice of exercise referred to in Subsection  hereof must be signed by the Warrantholder, or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Warrant Agent, acting reasonably, and, if any Warrant Shares thereby issuable are to be issued to a person or persons other than the Warrantholder, must specify the name or names and the address or addresses of each such person or persons and the number of Warrant Shares to be issued to each such person if more than one is so specified.

(e)

Exercise of Less than All Warrants. The holder of any Warrant Certificate who wishes to exercise the Warrants evidenced by such Warrant Certificate may exercise less than all of such Warrants and in the case of any such partial exercise shall be entitled to receive a Warrant Certificate, in a form, signed and certified in accordance with the provisions of Article 2 hereof, evidencing the number of Warrants held by the Warrantholder which remain unexercised.

4.2

Effect of Exercise

(a)

Effect of Exercise. Upon the exercise of any Warrants in accordance with Section  hereof, the Warrant Shares thereby issuable shall be deemed to have been issued, and the person or persons to whom such Warrant Shares are to be issued shall be deemed to have become the holder or holders of record thereof, on the Exercise Date, unless the transfer registers for the Warrant Shares are closed on that date, in which case such Warrant Shares shall be deemed to have been issued and such person or persons shall be deemed to have become the holder or holders of record thereof on the date on which such transfer registers are reopened, but such Warrant Shares shall be issued on the basis of the number of Warrant Shares to which such person or persons were entitled on the Exercise Date.

(b)

Mailing of Certificates. As soon as reasonably practicable, and in any event not later than three (3) Business Days after the surrender to the Warrant Agent of the Warrant Certificates in accordance with Subsection , subject to the provisions of Section , the Warrant Agent shall cause to be delivered or mailed to the person or persons in whose name or names the Warrant Shares thereby issued have been issued, at the address or addresses set out in the notice of exercise referred to in Subsection , or, if so specified, cause to be delivered to such person or persons at the place where the Warrant Certificates evidencing such Warrants were surrendered, certificates representing the Warrant Shares so issued.

(c)

Issue to Other than Holder. If any Warrant Shares issuable pursuant to any Warrants are to be issued to a person or persons other than the Warrantholder, the signatures set out in the subscription must be signature guaranteed by a Canadian Schedule 1 chartered bank, or by medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program and the Warrantholder must pay to the Corporation or to the Warrant Agent on its behalf an amount equal to all exigible transfer taxes or other government charges, and neither the Corporation nor the Warrant Agent will be required to issue or deliver any certificates representing any such Warrant Shares unless or until such amount has been so paid or the Warrantholder has established to the satisfaction of the Corporation that such taxes and charges have been paid or that no such taxes or charges are owing.

(d)

Restrictions. If at the time of exercise of the Warrants there remain trading restrictions on the Warrant Shares pursuant to applicable securities legislation, the Corporation or the Warrant Agent shall, upon the advice of counsel, endorse any Warrant Share to such effect.

4.3

No Fractional Warrant Shares

The Corporation shall not be required to issue fractional Warrant Shares, or any cash or other consideration in lieu thereof, in satisfaction of its obligations hereunder. To the extent that a holder of Warrants would otherwise have been entitled to receive on the exercise of the Warrants a fraction of a Warrant Share, the fraction shall be rounded down to the nearest whole number of Warrant Shares.

4.4

Warrants Void After Expiry Time

After the Expiry Time, no holder of a Warrant Certificate representing a Warrant which has not been validly exercised as set forth herein has any rights either under this Warrant Indenture or the Warrant Certificate, and the Warrants will be void and of no value or effect.  All provisions of this Warrant Indenture are subject to this Section.

4.5

Recording

The Warrant Agent shall record particulars of each Warrant exercised which particulars shall include the name and address of each person to whom Warrant Shares are thereby issued, the number of Warrant Shares so issued and the Exercise Date in respect thereof. Within three (3) Business Days after each Exercise Date, the Warrant Agent shall provide such particulars in writing to the Corporation.

4.6

Postponement of Delivery of Certificates

The Corporation shall not be required to deliver certificates for Warrant Shares during the period when the transfer books of the Corporation are closed by law and, in the event that the Exercise Date occurs during such period, the delivery of certificates may be postponed for a period not exceeding five (5) days after the date of the re-opening of the transfer books.

4.7

Securities Restrictions

Notwithstanding any provision to the contrary herein, no Warrant Shares will be issued pursuant to the exercise of any Warrant if the issuance of such Warrant Shares would constitute a violation of the securities laws of any applicable jurisdiction, and, without limiting the generality of the foregoing, the Corporation will legend the certificates representing the Warrant Shares if, in the opinion of counsel to the Corporation, such legend is necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares are listed; provided that if, at any time, in the opinion of outside counsel to the Corporation, acting reasonably, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at his expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel of recognized standing satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to the Corporation in exchange for a certificate that does not bear such legends.

4.8

Adjustments

(a)

Definitions.

For the purposes of this Section  unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this Section :

(i)

“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded (i) on the Exchange or (ii) if the Common Shares are not then listed on the Exchange, on such other Canadian stock exchange as may be selected by the directors of the Corporation for such purpose, or (iii) if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five (5) Business Days before such date; provided that the weighted average price will be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold (provided that, in each case, if such average price is not in Canadian dollars, such price will be translated into Canadian dollars using the Exchange Rate in effect on the date of determination); and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the counter market, then the Current Market Price will be determined by such firm of independent chartered accountants as may be selected by the directors; and

(ii)

“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)

Common Share Reorganization. If and whenever at any time after the date hereof and prior to the Expiry Time the Corporation shall (i) subdivide, redivide or change its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a “Common Share Reorganization”), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the then applicable Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of additional Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares after giving effect to such Common Share Reorganization.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection  as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price will be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price that would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such rights.

(c)

Rights Offering. If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per Common Share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share at the date of issue of such securities) which is less than 95% of the Current Market Price of the Common Shares on such record date for such issue (any of such events being herein called a “Rights Offering”), the Exercise Price will be adjusted effective immediately after the Rights Period for the Rights Offering to the amount determined by multiplying the applicable Exercise Price in effect at the end of the Rights Period by a fraction:

(i)

the numerator of which will be the sum of:

(1)

the number of Common Shares outstanding on the record date for the Rights Offering; and

(2)

the number determined by dividing:

(A)

either (a) the product of the number of Common Shares offered for issue during the Rights Period pursuant to the exercise of the rights, warrants or options under the Rights Offering and the price at which such Common Shares are offered; or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted; as the case may be, by

(B)

the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which will be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Subsection , there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection  as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection , the Exercise Price will be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price that would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such rights.

(d)

Special Distribution. If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the payment, issue or distribution to the holders of all or substantially all of the Common Shares of:

(i)

Common Shares or other securities of the Corporation;

(ii)

rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date); or

(iii)

any property or assets (including evidences of the Corporation’s indebtedness) of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(1)

the numerator of which will be the difference between:

(A)

the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(B)

the fair value, as determined in good faith by the directors of the Corporation, subject to the prior consent of the Exchange, if required, to the holders of the Common Shares, of such dividend, cash, securities, rights, options, warrants or property or assets to be issued or distributed in the Special Distribution, and

(2)

the denominator of which will be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection  as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Subsection , the Exercise Price will be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount that would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and will be further readjusted in such manner upon the expiry of any further such rights.

(e)

Capital Reorganization. If and whenever at any time after the date hereof and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification, redesignation or other change in the Common Shares or securities (other than a Common Share Reorganization) or a consolidation, arrangement or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, arrangement, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer, sale or conveyance of all or substantially all of the Corporation’s undertaking or assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), the Holder, where the Holder has not exercised the right of subscription and purchase under a Warrant prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right (“New Rights”), on such date or any time thereafter, for the same aggregate consideration in lieu of the number of Common Shares to which the Holder was theretofore entitled to subscribe for and purchase upon the exercise of the Warrants, the kind and aggregate number of shares and/or other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to subscribe for and purchase. If necessary, as a result of any Capital Reorganization, appropriate adjustments will be made in the application of the provisions of this Indenture with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Indenture will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities and/or property thereafter deliverable upon the exercise of the Warrants.  Notwithstanding any other provision of this Indenture, in connection with any such Capital Reorganization, the Corporation or other entity, as applicable, may issue new certificates representing the New Rights without the legends set forth in Sections  and  if the Corporation or other entity, as applicable, determines that any such legend is not required under applicable securities laws.

(f)

Change of Domicile. Notwithstanding any other provision of this Indenture, in connection with a change of domicile of the Corporation or a successor entity, the Corporation or other entity, as applicable, may issue new certificates representing the Warrants or New Rights, as applicable, without the legends set forth in Sections  and  if the Corporation or other entity, as applicable, and with the advice of counsel determines that any such legend is not required under applicable securities laws.

(g)

Adjustment to Number of Warrant Shares. If and whenever at any time after the date hereof and prior to the Expiry Time, any of the events set out in Subsections , ,  or  shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of this Section , then the number of Warrant Shares purchasable pursuant to a Warrant upon exercise thereof shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the then applicable Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment, subject to approval of the Exchange, if required.

(h)

Deferral of Adjustment. In any case in which this Section  shall require that an adjustment shall become effective immediately after a record date for or an effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of any Warrant exercised after such record date or effective date and before the occurrence and consummation of such event the additional Warrant Shares or other shares, securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Corporation will deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Warrant Shares or other shares, securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Warrant Shares or other shares, securities or property declared in favour of the holders of record of Common Shares or of such other shares, securities or property on or after the Exercise Date or such later date as such holder would, but for the provisions of this Subsection, have become the holder of record of such additional Warrant Shares or of such other shares, securities or property pursuant hereto.

(i)

Adjustments Cumulative. The adjustments provided for in this Section  are cumulative and shall, in the case of any adjustment to the Exercise Price, be computed to the nearest one one-hundredth of a Warrant Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Section , provided that, notwithstanding any other provision of this Section , no adjustment of the Exercise Price will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect (provided, however, that any adjustment which by reason of this Subsection is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) if, in respect of any event described in this Section 4.8 (other than the events referred to in subparagraph (i), subparagraph (ii) and Subsection ), the holders of Warrants are entitled to participate in such event, or are entitled to participate within 45 days in a comparable event, on the same terms, mutatis mutandis as if the Warrants had been exercised prior to or on the effective date of or record date for such event, (iii) in respect of any Common Shares issuable or issued pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation or of a Subsidiary of the Corporation or pursuant to the Warrants, (iv) in respect of any Common Shares issued on the exercise of any other stock options issued by the Corporation and outstanding on the date hereof, or (v) in respect of the issuance of any Common Shares issued as consideration for the acquisition of mining rights, property or shares in the ordinary course of business.

(j)

Resolution of Questions. In the event of any question arising with respect to the adjustments provided for in this Section , such questions shall be conclusively determined by the Corporation’s Auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation and acceptable to the Warrant Agent.  Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Warrant Agent and the Warrantholders. If any such determination is made, the Corporation shall forthwith deliver a certificate to the Warrant Agent describing such determination and give notice to the Warrantholders of such determination, subject to the prior consent of the Exchange.

(k)

Other Actions. If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation shall take any action affecting or relating to the Common Shares, other than any action described in this Section , which in the opinion of the directors of the Corporation would prejudicially affect the rights of any holders of Warrants, the Exercise Price will be adjusted by the directors of the Corporation in such manner, if any, and at such time, as the directors may in their sole discretion determine to be equitable in the circumstances, subject to the prior consent of the Exchange or any other exchange on which the Corporation’s securities are then listed.

(l)

Record Date. In the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Subsection (iii) above, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected. If the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date.

(m)

Additional Actions. Subject to the prior consent of the Exchange, if such consent is required, as a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Warrants, the Corporation will take any action which may, in the opinion of counsel to the Corporation be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, will be obligated to and may validly and legally issue all of the Warrant Shares or other shares, securities or property which the holders of Warrants would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

(n)

Notice to Warrant Agent. At least ten (10) days before the earlier of the effective date of or record date for any event referred to in this Section  that requires or might require an adjustment in any of the rights under the Warrants, the Corporation will:

(i)

file with the Warrant Agent, a Certificate of the Corporation specifying the particulars of such event and, to the extent determinable, any adjustment required and the computation of such adjustment; and

(ii)

deliver a certificate to the Warrantholders specifying the particulars of such event and, to the extent determinable, any adjustment required.

Such notice need only set forth such particulars as have been determined at the date such notice is given.  If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will:

(1)

file with the Warrant Agent a Certificate of the Corporation showing the computation of such adjustment; and

(2)

deliver a certificate to the Warrantholders of such adjustment.

The Warrant Agent may act and rely, for all purposes, upon the certificate and any other documents filed by the Corporation pursuant to this Section .

(o)

Closing Transfer Books, etc. The Corporation will not close its transfer books or take any other corporate action which might deprive the holder of a Warrant of the opportunity of exercising its right of acquisition pursuant thereto during the period of ten (10) Business Days after the giving of any notice required by Subsection .

(p)

Protection of Warrant Agent. The Warrant Agent:

(i)

shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making same;

(ii)

shall not be accountable with respect to the validity or value (or the kind or amount) of any Warrant Shares or of any other shares, securities or property which may at any time be issued or delivered upon the exercise of any Warrant; and

(iii)

shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Warrant Shares or share or warrant certificates upon the surrender of any Warrant for the purpose of exercise, or to comply with any of the covenants contained in this Section .

(q)

Post-Adjustment. After any adjustment pursuant to this Section , the term “Warrant Shares” where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section , the Warrantholder is entitled to receive upon the exercise of its Warrants, and the number of Warrant Shares indicated in any exercise made pursuant to a Warrant shall be interpreted to mean the number of securities and other property and assets which, as a result of such adjustment and all prior adjustments pursuant to this Section , a Warrantholder is entitled to receive upon the exercise of a Warrant.

ARTICLE 5 - COVENANTS OF THE CORPORATION

5.1

Covenants of the Corporation

The Corporation covenants with the Warrant Agent that until the Expiry Time:

(a)

Carrying on of Business. The Corporation will, at all times while the Warrants are outstanding, maintain its corporate existence and carry on and conduct its business in a proper and business-like manner and cause to be kept proper books of account in accordance with generally accepted accounting practices.

(b)

Reservation of Warrant Shares. The Corporation will reserve for the purpose and keep available sufficient unissued Common Shares to enable it to satisfy its obligations on the exercise of the Warrants.

(c)

Warrants and Issue of Warrant Shares. The Warrants shall, when countersigned and registered as herein provided, be valid and enforceable against the Corporation and, subject to the provisions of this Indenture, the Corporation will cause the Warrant Shares from time to time issued pursuant to the exercise of the Warrants, and the certificates representing such Warrant Shares, to be issued and delivered in accordance with the Warrants and the terms hereof and all Warrant Shares that are issued on exercise of the Warrants will be issued as fully paid and non-assessable shares.

(d)

Open Registers. The Corporation will cause the Warrant Agent to keep open the registers of holders and registers of transfers referred to in Section  hereof as required by such Section and will not take any action or omit to take any action which would have the effect of preventing the Warrantholders from exercising any of the Warrants or receiving any of the Warrant Shares upon such exercise.

(e)

Further Assurances. The Corporation will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances as the Warrant Agent may reasonably require for better accomplishing and affecting the provisions of this Indenture.

(f)

Warrant Agent’s Remuneration. The Corporation shall pay (and shall be responsible for the payment thereof) to the Warrant Agent, reasonable remuneration agreed to in writing for its services hereunder and will repay to the Warrant Agent the amount of all reasonable out-of-pocket expenditures that the Warrant Agent reasonably incurs in the execution of its obligations hereunder with respect to the Warrants without duplication of any amounts otherwise claimed or paid to the Warrant Agent, including reasonable fees and disbursements reasonably incurred by counsel and all other advisors reasonably retained by the Warrant Agent in connection herewith. Any amount owing hereunder and remaining unpaid 30 days from the invoice date will bear interest at the then current rate charged by the Warrant Agent against unpaid invoices and shall be payable upon demand.  This Subsection  shall survive the termination of this Indenture and the removal or resignation of the Warrant Agent.

(g)

Filings. The Corporation will make all requisite filings required of it, including filings with applicable Canadian Securities Regulatory Authorities, in connection with the exercise of the Warrants and the issue of the Warrant Shares.

(h)

Orders, Rulings etc. The Corporation covenants that if, in the opinion of outside counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from any securities administrator, regulatory agency or governmental authority in Canada or any other step is required under any Canadian federal or provincial law before the Warrant Shares may be issued or delivered to the Warrantholders, the Corporation will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as are required.

(i)

General Performance. Generally, the Corporation will perform and carry out all acts and things to be done by it as provided in this Indenture.  The Corporation will notify the Warrant Agent and the Warrantholders in writing of any material default under the terms of this Indenture which remain unrectified for more than fifteen (15) Business Days following its occurrence, with such notice to be given to the Warrant Agent and the Warrantholders in accordance with Sections  and , respectively.

5.2

Performance of Covenants by Warrant Agent

If the Corporation fails to perform any of its obligations under this Indenture, the Warrant Agent may notify the Warrantholders of such failure or may itself perform any of such obligations capable of being performed by it, but will not be bound to do so or to notify the Warrantholders that it is so doing. All reasonable sums expended or advanced by the Warrant Agent in performance of its rights provided for in this Section  shall be repayable by the Corporation. No such performance, expenditure or advance by the Warrant Agent shall be deemed to relieve the Corporation of any default hereunder.

5.3

Certificates of No Default

If at any time requested by the Warrant Agent, the Corporation shall deliver to the Warrant Agent an officer’s certificate stating that the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance, provided that, in the absence of such request, the Warrant Agent may, for all purposes of this Indenture, conclusively assume that all such covenants and other requirements contained herein have been duly complied with by the Corporation.

ARTICLE 6 - ENFORCEMENT

6.1

Suits by Warrantholders

All or any of the rights conferred on the holder of any Warrant by the terms of the Warrant Certificate evidencing such Warrant or of this Indenture may be enforced by such holder by appropriate legal proceedings but without prejudice to the right which is hereby conferred on the Warrant Agent to proceed in its own name or on behalf of the holders of Warrants to enforce each and every provision herein contained for the benefit of the Warrantholders.

ARTICLE 7 - MEETINGS OF WARRANTHOLDERS

7.1

Right to Convene Meetings

(a)

Convening of Meeting. The Warrant Agent may at any time and from time to time convene a meeting of the Warrantholders, and will do so on receipt of a Written Request of the Corporation or a Warrantholders’ Request and on being funded and indemnified to its reasonable satisfaction by the Corporation or by one or more of the Warrantholders holding not less than 25% of the then outstanding Warrants and signing such Warrantholders’ Request, as the case may be, against the costs which it may incur in connection with calling and holding such meeting.

(b)

Failure to Convene. If the Warrant Agent fails, within fifteen (15) Business Days after receipt of such Written Request of the Corporation or Warrantholders’ Request, funding and indemnity referred to in Subsection , to give notice convening a meeting, the Corporation or any of such Warrantholders, as the case may be, may convene such meeting.

(c)

Location of Meeting. Every such meeting shall be held in the City of Toronto, Ontario or such other location as is approved or determined by the Warrant Agent and the Corporation.

7.2

Notice

(a)

Notice. Notice of any meeting must be mailed or delivered to the Warrantholders, the Warrant Agent (unless the meeting has been called by it), and the Corporation (unless the meeting has been called by it) in accordance with Section  or Section , as applicable, at least twenty-one (21) days before the date of the meeting.

(b)

Contents. The notice of the meeting must state the time, date and location of the meeting and must state briefly the general nature of the business to be transacted thereat, but it shall not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.

7.3

Chairman

Some person (who need not be a Warrantholder) designated in writing by the Warrant Agent shall be chairman of the meeting or, if no person is so designated or the person so designated is not present within 30 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy may choose some person present to be chairman.

7.4

Quorum

(a)

Quorum. Subject to the provisions of Section  hereof, at any meeting of Warrantholders a quorum shall consist of Warrantholders present either in person or by proxy at the commencement of the meeting holding in the aggregate not less than 25% of the total number of Warrants then outstanding.

(b)

No Quorum. If a quorum of Warrantholders is not present within 30 minutes after the time fixed for holding a meeting, the meeting, if summoned by Warrantholders or on a Warrantholders’ Request, shall be dissolved, but, subject to Section  hereof, in any other case shall be adjourned to the date that is the fifth Business Day following the initial meeting date and shall be at the same time and location and no notice of the adjournment need be given.

(c)

Adjourned Meeting. At the adjourned meeting, two Warrantholders present in person or by proxy shall form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Warrants that they hold.

7.5

Power to Adjourn

The chairman of a meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.

7.6

Show of Hands

Every question submitted to a meeting, other than an Extraordinary Resolution, shall be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. In the case of an equality of votes on a show of hands, the chairman shall not have a casting vote.

7.7

Poll

(a)

Extraordinary Resolution. On every Extraordinary Resolution, and on every other question submitted to a meeting on which a poll is directed by the chairman or requested by one or more Warrantholders acting in person or by proxy, a poll shall be taken in such manner as the chairman directs.

(b)

Other. Questions other than those required to be determined by Extraordinary Resolution shall be decided by a majority of the votes cast on the poll.

7.8

Voting

On a show of hands each person present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote, and on a poll each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Warrant held by such holder. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled to vote in respect of any Warrants and proxies held by him.

7.9

Regulations

(a)

Ability to Make. The Warrant Agent, or the Corporation with the approval of the Warrant Agent, may from time to time make or vary such regulations not contrary to the provisions of this Indenture, as it thinks fit:

(i)

for the form of instrument appointing a proxy, the manner in which it must be executed and verification of the authority of a person who executes it on behalf of a Warrantholder;

(ii)

governing the locations at which and the times by which voting certificates or instruments appointing proxies must be deposited;

(iii)

generally for the calling of meetings of Warrantholders and the conduct of business thereat; and

(iv)

for the deposit of instruments appointing proxies at some approved location or locations other than the location at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be sent by mail, facsimile or other means of prepaid, transmitted or recorded communication before the meeting to the Corporation or to the Warrant Agent at the location where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted.

(b)

Recognition.  Except as such regulations provide, the only persons who shall be recognized at a meeting as the holders of any Warrants, or as entitled to vote or, subject to Section  hereof, to be present at the meeting in respect thereof, shall be the registered holders of such Warrants or persons holding proxies on their behalf.

7.10

The Corporation and Warrant Agent may be Represented

The Corporation and the Warrant Agent by their respective employees, officers or directors, and the counsel of the Corporation and the Warrant Agent, may attend any meeting of Warrantholders, but shall have no vote as such.

7.11

Powers Exercisable by Extraordinary Resolution

Subject to Exchange approval, in addition to all other powers conferred on them by the other provisions of this Warrant Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by Extraordinary Resolution:

(a)

to approve or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of any right of the Warrantholders or, with the reasonable consent of the Warrant Agent, of the Warrant Agent in its capacity as warrant agent hereunder or on behalf of the Warrantholders against the Corporation, whether such right arises under this Warrant Indenture or otherwise, which shall be agreed to by the Corporation, and to authorize the Warrant Agent to concur in and execute any indenture supplemental hereto in connection therewith;

(b)

to amend, alter or repeal any Extraordinary Resolution previously passed;

(c)

subject to arrangements as to financing and indemnity satisfactory to the Warrant Agent, to direct or authorize the Warrant Agent to enforce any obligation of the Corporation under this Warrant Indenture or to enforce any right of the Warrantholders in any manner specified in the Extraordinary Resolution;

(d)

to direct or authorize the Warrant Agent to refrain from enforcing any obligation or right referred to in Subsection ;

(e)

to waive and direct the Warrant Agent to waive any default by the Corporation in complying with any provision of this Warrant Indenture, either unconditionally or on any condition specified in the Extraordinary Resolution;

(f)

to appoint a committee with power and authority to exercise, and to direct the Warrant Agent to exercise, on behalf of the Warrantholders, such of the powers of the Warrantholders as are exercisable by Extraordinary Resolution;

(g)

to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any obligation of the Corporation under this Warrant Indenture or to enforce any right of the Warrantholders;

(h)

to direct any Warrantholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith;

(i)

to approve any change in or omission from the provisions contained in the Warrant Certificates and this Warrant Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(j)

to approve any compromise or arrangement made by the Corporation with all or substantially all of its creditors or any class or classes of creditors, whether secured or otherwise, and with all or substantially all of the holders of any shares or other securities of the Corporation; and

(k)

from time to time and at any time to remove the Warrant Agent and appoint a successor Warrant Agent.

7.12

Meaning of “Extraordinary Resolution”

(a)

Meaning. The term “Extraordinary Resolution” when used in this Warrant Indenture means, subject to the provisions of this Section  and of Sections  and  hereof, a motion proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article at which there are present in person or by proxy Warrantholders holding in the aggregate more than 50% of the total number of Warrants then outstanding and passed by the affirmative votes of Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Warrants represented at the meeting and voted on the motion.

(b)

Quorum. If, at a meeting called for the purpose of passing an Extraordinary Resolution, the quorum required by Subsection  hereof is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by Warrantholders or on a Warrantholders’ Request, shall be dissolved, but in any other case shall stand adjourned to such day, being not less than five (5) Business Days or more than ten (10) Business Days later, and to such location and time, as is appointed by the chairman.

(c)

Notice. Not less than three (3) Business Days’ notice must be given to the Warrantholders of the time, date and location of such adjourned meeting.

(d)

Form of Notice. The notice must state that at the adjourned meeting two Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

(e)

Quorum at Adjourned Meeting. At the adjourned meeting two Warrantholders present in person or by proxy shall form a quorum and may transact any business for which the meeting was originally convened, and a motion proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection  hereof shall be an Extraordinary Resolution within the meaning of this Indenture.

(f)

Poll. Votes on an Extraordinary Resolution must always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

7.13

Powers Cumulative

Any one or more of the powers, and any combination of the powers, in this Indenture stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time shall not prevent the Warrantholders from exercising such power or powers or combination of powers thereafter from time to time.

7.14

Minutes

Minutes of all resolutions passed and proceedings taken at every meeting of the Warrantholders shall be made and duly entered in books from time to time provided for such purpose by the Warrant Agent at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, shall be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed shall be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

7.15

Instruments in Writing

Any action that may be taken and any power that may be exercised by Warrantholders at a meeting held as provided in this Article may also be taken and exercised by Warrantholders who hold in the aggregate not less than 50% of the total number of Warrants at the time outstanding or in the case of an Extraordinary Resolution, Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Warrants at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the term “Extraordinary Resolution” when used in this Warrant Indenture includes a resolution embodied in an instrument so signed.

7.16

Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article at a meeting of Warrantholders shall be binding on all Warrantholders, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by Warrantholders in accordance with Section  hereof shall be binding on all Warrantholders, whether signatories thereto or not, and every Warrantholder and the Warrant Agent (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

7.17

Holdings by the Corporation and Subsidiaries Disregarded

In determining whether Warrantholders holding the required total number of Warrants are present in person or by proxy for the purpose of constituting a quorum, or have voted or consented to a resolution, Extraordinary Resolution, consent, waiver, Warrantholders’ Request or other action under this Warrant Indenture, a Warrant held by the Corporation or by a Subsidiary of the Corporation shall be deemed to be not outstanding.  The Corporation shall provide the Warrant Agent with a Certificate of the Corporation providing details of any Warrants held by the Corporation or by a Subsidiary of the Corporation upon the written request of the Warrant Agent.

ARTICLE 8 - SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

8.1

Provision for Supplemental Indentures for Certain Purposes

Subject to any required Exchange approval, from time to time the Corporation (when authorized by a resolution of the board of directors of the Corporation) and the Warrant Agent may, subject to the provisions hereof, and shall when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any or all of the following purposes:

(a)

providing for the issuance of additional Warrants hereunder and any consequential amendments hereto as may be required by the Warrant Agent relying upon the advice of counsel;

(b)

adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel acceptable to the Warrant Agent, are necessary or advisable in the premises, provided that the same are not, in the reasonable opinion of the Warrant Agent, relying on the opinion of counsel, prejudicial to the interests of the Warrantholders;

(c)

giving effect to any Extraordinary Resolution;

(d)

making such provisions not inconsistent with this Indenture as may be necessary or desirable in the opinion of counsel acceptable to the Warrant Agent with respect to matters or questions arising hereunder, provided that such provisions are not, in the reasonable opinion of the Warrant Agent, relying on the opinion of counsel, prejudicial to the interests of the Warrantholders;

(e)

adding to or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants and making any modification in the form of the Warrants that does not affect the substance thereof;

(f)

evidencing any succession, or successive successions, to the Corporation and the assumption by any successor of the covenants of the Corporation, herein and in the Warrants contained as provided hereafter in this Article; and

(g)

for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein in accordance with advice of counsel acceptable to the Warrant Agent, provided that, in the reasonable opinion of counsel to the Warrant Agent, the rights of the Warrant Agent and of the Warrantholders are not prejudiced thereby.

8.2

Successor Corporations

In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) shall be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Warrant Indenture to be performed by the Corporation and will execute and deliver to the Warrant Agent a supplemental indenture and such other instruments as are satisfactory in form to the Warrant Agent and in the opinion of counsel are necessary or advisable to evidence the express assumption by the successor corporation of such obligations.

8.3

Holdings by Corporations and Subsidiaries Disregarded

For the purposes of Section , the term, “Warrantholders” does not include the Corporation or any Subsidiary of the Corporation to the extent that they hold any Warrants.

ARTICLE 9 - CONCERNING THE WARRANT AGENT

9.1

Indenture Legislation

If and to the extent that any provision of this Warrant Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement shall prevail. The Corporation and the Warrant Agent each shall at all times in relation to this Warrant Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2

Rights and Duties of Warrant Agent

(a)

Warrant Agent Not a Trustee. The Warrant Agent accepts the duties and responsibilities under this Indenture. No trust is intended to be, or is or will be, created hereby and the Warrant Agent shall owe no duties hereunder as a trustee.

(b)

Duty of Warrant Agent. In the exercise of the rights and duties prescribed or conferred by the terms of this Warrant Indenture, the Warrant Agent shall act honestly and in good faith with a view to the best interests of the Warrantholders, and shall exercise that degree of care, diligence and skill that a reasonably prudent warrant agent would exercise in comparable circumstances. The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Warrant Agent and in the absence of any such notice the Warrant Agent may for all purposes of this Warrant Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

(c)

No Relief From Liability. No provision of this Warrant Indenture shall be construed to relieve the Warrant Agent from liability for its own grossly negligent act, grossly negligent failure to act, wilful misconduct, fraud or bad faith.

(d)

Actions. The obligation of the Warrant Agent to commence or continue any act, action or proceeding in connection herewith, including without limitation, for the purpose of enforcing any right of the Warrant Agent or the Warrantholders hereunder is on the conditions that the Warrant Agent shall have received a Warrantholders’ Request specifying the act, action or proceeding which the Warrant Agent is requested to take and, when required by notice to the Warrantholders by the Warrant Agent, the Warrant Agent is furnished by one or more Warrantholders with sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent to protect and hold it and its officers, directors, employees and agents harmless against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(e)

Funding. No provision of this Warrant Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is so indemnified.

(f)

Deposit of Warrants. The Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Warrant Certificates held by them, for which certificates the Warrant Agent shall issue receipts.

(g)

Restriction. Every provision of this Warrant Indenture that relieves the Warrant Agent of liability or entitles it to rely on any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section  and of Section  hereof.

(h)

Uncertified Funds. In the event that any of the funds provided to the Warrant Agent hereunder are received by it in the form of an uncertified cheque, the Warrant Agent shall be entitled to delay the time for release of such funds and the related Warrant Shares until such uncertified cheque has cleared the financial institution upon which the same is drawn.

(i)

Discharge of Liability. The forwarding of a cheque or the sending of funds by wire transfer by the Warrant Agent will satisfy and discharge the liability of any amounts due to the extent of the sum represented thereby unless such cheque is not honoured on presentation, provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Warrant Agent, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, will issue to such payee a replacement cheque for the amount of such cheque.

(j)

Change of Name of Warrant Agent. In case at any time the name of the Warrant Agent is changed and at such time any of the Warrant Certificates have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates will have the full force provided in the Warrant Certificates and in this Indenture.

9.3

Evidence, Experts and Advisers

(a)

Evidence. In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Warrant Agent reasonably requires by written notice to the Corporation.

(b)

Reliance by Warrant Agent. In the exercise of any right or duty hereunder the Warrant Agent, if it is acting in good faith, may act and rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Warrant Agent pursuant to a provision hereof or of Applicable Legislation or pursuant to a request of the Warrant Agent, if such evidence complies with Applicable Legislation and the Warrant Agent examines such evidence and determines that it complies with the applicable requirements of this Warrant Indenture.

(c)

Statutory Declaration. Whenever Applicable Legislation requires that evidence referred to in Subsection  hereof be in the form of a statutory declaration, the Warrant Agent may accept such statutory declaration in lieu of a Certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by any one or more of the Chief Executive Officer, Chief Financial Officer, Corporate Secretary or Executive Vice President of the Corporation or by any other officer(s) or director(s) of the Corporation to whom such authority is delegated by the directors from time to time.  In addition, the Warrant Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, direction, instruction, statement, instrument, opinion, report, notice, request, consent, order, letter, facsimile or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper Party or Parties.

(d)

Proof of Execution. Proof of the execution of any document or instrument in writing, including a Warrantholders’ Request, by a Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Warrant Agent considers adequate and in respect of a corporate Warrantholder, shall include a certificate of incumbency of such Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

(e)

Experts. The Warrant Agent may employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its rights and duties hereunder and may pay the reasonable remuneration and disbursements for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Warrant Agent. Any remuneration so paid by the Warrant Agent shall be repaid to the Warrant Agent by the Corporation in accordance with Subsection  hereof.  The Warrant Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by the Corporation or by the Warrant Agent, in relation to any matter arising in the administration of its duties and obligations hereunder.

9.4

Documents, Money etc. Held by Warrant Agent

Any securities, documents of title or other instruments that may at any time be held by the Warrant Agent hereunder may be placed in the deposit vaults of the Warrant Agent or of any Schedule I Canadian chartered bank. Unless herein otherwise expressly provided, any moneys held by the Warrant Agent hereunder, pending the application or withdrawal thereof under any provisions of this Indenture, shall be deposited in a trust account in the name of the Warrant Agent (which may be held with the Warrant Agent or an Affiliate of the Warrant Agent), which account shall be non-interest bearing.

9.5

Action by Warrant Agent to Protect Interests

The Warrant Agent shall have power to institute and to maintain such actions and proceedings as it considers necessary or expedient to protect or enforce its interests and the interests of the Warrantholders.

9.6

Warrant Agent not Required to Give Security

The Warrant Agent shall not be required to give any bond or security in respect of the execution of the duties, obligations and powers of this Warrant Indenture.

9.7

Warrant Agent not Appointed Receiver

The Warrant Agent will not be appointed a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

9.8

Protection of Warrant Agent

(a)

Protection. It is expressly declared and agreed that:

(i)

the Warrant Agent shall not be liable for or by reason of, or required to substantiate, any statement of fact, representation or recital in this Warrant Indenture or in the Warrant Certificates (except the representation contained in Section  or in the certificate of the Warrant Agent on the Warrant Certificates), but all such statements or recitals are and shall be deemed to be made by the Corporation;

(ii)

nothing herein contained shall impose on the Warrant Agent any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(iii)

the Warrant Agent shall not be bound to give notice to any person of the execution hereof;

(iv)

the Warrant Agent shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach by the Corporation of any obligation or warranty herein contained or of any act of any director, officer, employee or agent of the Corporation;

(v)

the Warrant Agent, in its personal or any other capacity, may contract and enter into financial transactions with the Corporation or any related corporation without being liable to account for any profit made thereby; and

(vi)

the Warrant Agent shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail, or any other means.

(b)

Indemnity. In addition to and without limiting any protection of the Warrant Agent hereunder or otherwise by law, the Corporation hereby indemnifies the Warrant Agent and saves it and its officers, directors, employees, successors and agents harmless from all liabilities, suits, damages, costs, losses, fees, claims, demands, penalties, expenses and actions which may be brought against or suffered by it arising out of or connected with the performance by it of its duties hereunder except to the extent that such liabilities, suits, damages, costs, losses, fees, claims, demands, penalties and actions are attributable to the gross negligence, fraud or wilful misconduct of the Warrant Agent. Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Warrant Agent, discharge of this Indenture and termination of any of its duties and obligations hereunder.

9.9

Replacement of Warrant Agent

(a)

Resignation. The Warrant Agent may resign its duties and obligations and be discharged from all further duties and liabilities hereunder, except as provided in this Section , by giving to the Corporation and the Warrantholders not less than 30 days’ prior notice in writing or, if a new Warrant Agent has been appointed, such shorter notice as the Corporation accepts as sufficient.

(b)

Removal. The Warrantholders by Extraordinary Resolution may at any time remove the Warrant Agent and appoint a new warrant agent.

(c)

Appointment of New Warrant Agent. If the Warrant Agent so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Corporation shall forthwith appoint a new warrant agent unless a new warrant agent has already been appointed by the Warrantholders.

(d)

Failure to Appoint. Failing such appointment by the Corporation, the retiring Warrant Agent or any Warrantholder may apply at the expense of the Corporation to the Ontario Superior Court of Justice, on such notice as the Court directs, for the appointment of a new warrant agent.

(e)

New Warrant Agent. Any new warrant agent appointed under this Section  must be a corporation authorized to carry on the business of a transfer agent or trust company in Ontario and, if required by the Applicable Legislation of any other province, in such other province. On any such appointment the new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as, in the opinion of counsel, are necessary or advisable for the purpose of assuring the transfer of such powers, rights, duties and responsibilities to the new warrant agent. Any new warrant agent so appointed by the Corporation or by a court shall be subject to removal as aforesaid by the Warrantholders and by the Corporation.

(f)

Notice of New Warrant Agent. On the appointment of a new warrant agent, the Corporation shall promptly give notice thereof to the Warrantholders in accordance with Subsection  hereof.

(g)

Successor Warrant Agent. A corporation into or with which the Warrant Agent is merged or consolidated or amalgamated, or a corporation succeeding to the transfer agency or corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without any further act on its part or on the part of any Party hereto if such corporation would be eligible for appointment as a new warrant agent under Subsection  hereof.

(h)

Certificates. A Warrant Certificate certified but not delivered by a predecessor Warrant Agent may be delivered by the new or successor warrant agent in the name of the predecessor Warrant Agent or successor warrant agent.

9.10

Conflict of Interest

The Warrant Agent represents to the Corporation that, to the best of its knowledge, at the time of the execution and delivery hereof no material conflict of interest exists between its role as agent hereunder and its role in any other capacity and if a material conflict of interest arises hereafter it shall, within ten (10) days after ascertaining that it has such material conflict of interest, either eliminate the conflict of interest or resign its duties hereunder.  If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

9.11

Warrant Agent’s Authority to Carry on Business

The Warrant Agent represents to the Corporation that at the date hereof it is authorized to carry on business in the Province of Ontario.  If, notwithstanding the provisions of this Section , the Warrant Agent ceases to be authorized to carry on such business, the validity and enforceability of this Indenture and the interest of the Warrantholders in the Warrants registered hereunder shall not be affected in any manner whatsoever by reason only of such event provided that the Warrant Agent, within 30 days after ceasing to be authorized to carry on business, either becomes so authorized or resigns in the manner and with the effects specified in Section .

9.12

Anti-Money Laundering

The Warrant Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Warrant Agent, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline.  Further, should the Warrant Agent, in its sole judgment, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on ten (10) Business Days prior written notice to the Corporation, provided (i) that the Warrant Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Warrant Agent’s satisfaction, acting reasonably, within such ten (10) Business Day period, then such resignation shall not be effective.

9.13

Privacy

The Parties acknowledge that the Warrant Agent may, in the course of providing services hereunder, collect or receive financial and other personal information about Warrantholders and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes:

(a)

to provide the services required under this Indenture and other services that may be requested from time to time;

(b)

to help the Warrant Agent manage its servicing relationships with such individuals;

(c)

to meet the Warrant Agent’s legal and regulatory requirements; and

(d)

if social insurance numbers are collected by the Warrant Agent, to perform tax reporting and to assist in verification of an individual’s identity for security purposes.

Each Party acknowledges and agrees that the Warrant Agent may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Indenture for the purposes described above, subject to applicable privacy laws, and, generally, in the manner and on the terms described in its privacy code, including revisions thereto, which the Warrant Agent shall make available on its website or upon request.  Further, the Corporation agrees that it shall not provide or cause to be provided to the Warrant Agent any personal information relating to an individual unless the Corporation has taken commercially reasonable steps to assure itself that either (i) the relevant individual understands and consents, or has previously consented, to the aforementioned uses and disclosures, or (ii) such consent is not required under applicable privacy laws in Canada.

9.14

Acceptance of Rights, Duties and Obligations

The Warrant Agent hereby accepts the rights, duties and obligations in this Warrant Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth.

ARTICLE 10 - GENERAL

10.1

Notice to the Corporation and Warrant Agent

(a)

Subject to the terms and provisions of this Indenture, any notice, direction or other communication hereunder shall be in writing and shall be given by delivery or by facsimile transmission (if receipt of such transmission is confirmed):

(i)

if to the Corporation at:

Gentor Resources, Inc.
1 First Canadian Place

Suite 7070

100 King Street West

Toronto, ON  M5X 1E3

Attention: Corporate Secretary
Fax:  (416) 366-7722

with a copy to:

Macleod Dixon LLP
79 Wellington Street West
Suite 2300
P.O. Box 128
Toronto, ON   M5K 1H1

Attention:

Richard Lachcik
Facsimile:

(416) 360-8277

(ii)

if to the Warrant Agent at:

Equity Financial Trust Company
200 University Avenue, Suite 400
Toronto, Ontario  M5H 4H1

Attention:

Corporate Trust Department
Facsimile:

(416) 361-0470

Any such notice shall be deemed to have been given if delivered by courier during normal business hours of the recipient on a Business Day, on the day following the date of delivery and if sent by facsimile transmission, on the Business Day so sent and confirmed, provided that any delivery made or sent by facsimile after 4:00 p.m. (Toronto time) on a Business Day, shall be deemed to be received on the next following Business Day.

(b)

Change of Address. The Corporation or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in Subsection  hereof of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Warrant Agent, as the case may be, for all purposes of this Warrant Indenture.

(c)

Postal Interruption. If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, a notice to be given to the Warrant Agent or to the Corporation hereunder could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice shall be valid and effective only if it is delivered by hand, courier or other similar means to an officer of the Party to which it is addressed.  Any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to such officer.

10.2

Notice to Warrantholders

(a)

Notice. Unless otherwise expressly provided herein, a notice to be given hereunder to Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Warrantholders or delivered (or so mailed to certain Warrantholders and so delivered to the other Warrantholders) at their respective addresses appearing on any of the registers of holders described in Section  hereof, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the National Post newspaper or in any other paper of national circulation in Canada.

(b)

Date of Notice. A notice so given by mail or so delivered will be deemed to have been given on the first Business Day after it has been mailed or on the day on which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Warrantholder will not invalidate any action or proceeding founded thereon.

10.3

Sole Benefit of Parties and Warrantholders

Nothing in this Warrant Indenture or the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the Parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Warrant Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the Parties hereto and the Warrantholders.

10.4

Satisfaction and Discharge of Indenture

On the earlier of:

(i)

the date by which there has been delivered to the Warrant Agent for exercise, exchange or surrender for cancellation all Warrant Certificates theretofore certified hereunder; or

(ii)

the Expiry Date;

and if all certificates representing Warrant Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder in accordance with such provisions, if all payments required to be made in compliance with the provisions of this Warrant Indenture have been made in accordance with such provisions and payment to the Warrant Agent of the fees and other remuneration payable to the Warrant Agent, this Warrant Indenture shall cease to be of further effect.

10.5

Discretion of Directors

Any matter provided herein to be determined by the directors of the Corporation shall be determined by the directors of the Corporation in their sole discretion, and a determination so made shall be conclusive.

10.6

Counterparts

This Warrant Indenture may be executed by facsimile or similar electronic means and in any number of counterparts, which taken together shall form one and the same instrument and notwithstanding the date of execution shall be deemed to be dated as of the date hereof.

10.7

Assignment

Neither this Warrant Indenture nor any benefits or burdens under this Warrant Indenture shall be assignable by the Corporation or the Warrant Agent without the prior written consent of the other Party, which consent shall not be unreasonably withheld.  Subject to the foregoing, this Warrant Indenture shall enure to the benefit of and be binding upon the Corporation and the Warrant Agent and their respective successors (including any successor by reason of amalgamation) and permitted assigns.

10.8

Force Majeure

Neither Party shall be liable to the other, or held in breach of this Warrant Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of acts of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Warrant Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

10.9

Indenture to Prevail

To the extent there is any discrepancy or inconsistency between the terms and conditions contained in this Indenture and in any Warrant Certificate, the terms and conditions in this Indenture shall prevail.

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF the Parties hereto have executed this Warrant Indenture as of the day and year first above written.

GENTOR RESOURCES, INC.
Per:	/s/ Donat Madilo
Authorized Signing Officer
Title: Chief Financial Officer

EQUITY FINANCIAL TRUST COMPANY, as warrant agent
Per:	/s/ Kathy Thorpe
Authorized Signing Officer

Per:	/s/ Derrice Richards
Authorized Signing Officer

SCHEDULE “A”
FORM OF WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT DATE OF CLOSING OF THE OFFERING], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT DATE OF CLOSING OF THE OFFERING], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF GENTOR RESOURCES, INC. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION’S TRANSFER AGENT.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.   “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANT CERTIFICATE

GENTOR RESOURCES, INC.
(a corporation incorporated under the laws of the State of Florida)

CERTIFICATE NUMBER [●]	[•] WARRANTS
(each entitling the holder to acquire, subject to adjustment, one common share for each Warrant)

THIS IS TO CERTIFY that, for value received, [Insert name of holder here] (herein called the “Warrantholder” or “holder”) is the registered holder of the number of warrants (each, a “Warrant”) specified above of Gentor Resources, Inc. (the “Corporation”), each Warrant entitling the holder to subscribe for one fully paid and non-assessable common share (each, a “Warrant Share”) of the Corporation, subject to adjustment in certain events, upon payment of an exercise price of C$1.25 per Warrant Share to the Corporation at any time after the issuance hereof and at or prior to 5:00 p.m. (Toronto time) on the Expiry Time (as hereinafter defined).

The Warrants represented by this certificate are issued under and pursuant to a warrant indenture (herein called the “Warrant Indenture”) dated November 2, 2011 between the Corporation and Equity Financial Trust Company, as warrant agent (“Warrant Agent”), to which Warrant Indenture and any instruments supplemental or ancillary thereto or in amendment thereof reference is hereby made for a full description of the rights of the holders of the Warrants and the terms and conditions upon which such Warrants are, or are to be, issued and held, all to the same effect as if the provisions of the Warrant Indenture and all instruments supplemental or ancillary thereto or in amendment thereof were herein set forth, to all of which provisions the holder of these Warrants by acceptance hereof assents.

Unless otherwise defined herein, all terms defined in the Warrant Indenture are used herein as so defined. In the event of any conflict or inconsistency between the provisions of the Warrant Indenture and the provisions of this Warrant Certificate, the provisions of the Warrant Indenture shall prevail. The Warrant Agent will furnish to the holder of this Warrant Certificate, upon request and upon payment of reasonable photocopying and delivery charges, a copy of the Warrant Indenture.

The Warrants represented by this Warrant Certificate may be exercised by the holder (including, if applicable, any agent under any power of attorney granted by such holder) at any time during the period commencing on the date hereof and ending at 5:00 p.m. (Toronto time) on November 2, 2012 (the “Expiry Time”).

The holder may exercise less than all of the Warrants evidenced by this Warrant Certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The Warrant Indenture provides for adjustments to the rights of the holders of Warrants, including the number of Warrant Shares issuable upon the exercise thereof, on the happening of certain stated events.

The Warrant Indenture contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by holders of a specified majority of all outstanding Warrants.

This Warrant Certificate will be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and will be treated in all respects as an Ontario contract.

To exercise your rights hereunder, please complete and execute the notice of exercise set out on the back of this Warrant Certificate and deliver this Warrant Certificate along with a certified cheque, bank draft or money order in lawful money of Canada, payable to the Corporation, in an amount equal to the Exercise Price multiplied by the number of Warrant Shares subscribed for, to the Warrant Agent at its office in the City of Toronto during normal business hours.

The Warrants and the Warrant Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state, and the Warrants may not be exercised by or on behalf of a person in the United States or by or on behalf of a U.S. Person or by any person for the account or benefit of a person in the United States or a U.S. Person unless Box 1 is checked on the notice of exercise set out on the back of this Warrant Certificate.  As used herein, the terms “United States” and “U.S. Person” have the meanings ascribed to them in Regulation S under the U.S. Securities Act.

No Warrant Shares shall be issued pursuant to the exercise of any Warrant, and no transfer of any Warrant shall be recognized, if such issuance or transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction. Compliance with the securities laws of any jurisdiction is the responsibility of the holder of Warrants or its transferee.

IN WITNESS WHEREOF THE CORPORATION has caused this Warrant Certificate to be signed by its officer or other individual authorized in that behalf as of November 2, 2011.

GENTOR RESOURCES, INC.
By:
Authorized Signing Officer

This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Indenture.

EQUITY FINANCIAL TRUST COMPANY, as warrant agent
By:
Authorized Signing Officer

A-i

NOTICE OF EXERCISE

TO:	GENTOR RESOURCES, INC. (the “Corporation”)
AND TO:	EQUITY FINANCIAL TRUST COMPANY 200 University Avenue, Suite 400 Toronto, ON M5H 4H1

The undersigned holder of the Warrants evidenced by this Warrant Certificate hereby exercises the right of such holder to be issued, and hereby subscribes for, the Warrant Shares that are issuable pursuant to the exercise of such Warrants on the terms specified in such Warrant Certificate and in the Warrant Indenture.  Enclosed herewith is a certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Corporation representing the aggregate subscription price for the Warrant Shares subscribed for.  Terms used but not defined herein have the meanings ascribed to them in the Warrant Indenture.

The undersigned hereby acknowledges that the undersigned is aware that the Warrant Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

The undersigned hereby irrevocably directs that the said Warrant Shares be issued, registered and delivered as follows:

Name(s) in Full and Social Insurance Number(s) (if applicable)	Address(es)	Number of Warrant Shares

By executing this notice of exercise form, the undersigned represents and warrants to the Corporation that (Please check the ONE box applicable):

□

1.  The undersigned is tendering with this form a written opinion of counsel (which opinion will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation and the Warrant Agent) to the effect that the Warrants and Warrant Shares have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or are exempt from registration thereunder; or

□

2. The undersigned (i) is not a U.S. Person, (ii) at the time of exercise, is not within the United States, (iii) was not in the United States when this notice of exercise form was executed and delivered and (iv) is not exercising any of the Warrants represented by this Warrant Certificate by or on behalf of any U.S. Person or person within the United States.

Note: Certificates representing Warrant Shares will not be registered or delivered to an address in the United States unless Box 1 is checked.  If Box 2 is checked and the exercise takes place during the Distribution Compliance Period, the undersigned hereby agrees to resell the Warrant Shares only in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration, and agrees further not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act.  The term “Distribution Compliance Period” means “distribution compliance period” as that term is defined in Regulation S.  Without limiting the foregoing, but for greater clarity, it means the six month period (or one year period in the event the Corporation notifies the Warrant Agent in writing that the Corporation is no longer a “reporting issuer” (as defined in Regulation S)) that begins on the day of the sale by the Corporation of the Warrants.

Please print the full name in which certificates representing the Warrant Shares are to be issued. If any Warrant Shares are to be issued to a person or persons other than the holder, the holder must pay to the Warrant Agent all exigible transfer taxes or other government charges, and the signature of the registered holder must be guaranteed by a member of a recognized Medallion STAMP program or a Canadian Schedule 1 chartered bank.

Once completed and executed, this Notice of Exercise must be mailed or delivered to Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario, M5H 4H1, Attention: Corporate Actions Department.

It is understood that the Corporation may require evidence to verify the foregoing representation.

DATED this _____ day of _________________, 20___.

)))))))

Signature Guarantee		Signature of Registered Holder

Name of Registered Holder

☐

Please check if the certificates representing the Warrant Shares are to be delivered at the office where this Warrant Certificate is surrendered, failing which such certificates will be mailed to the address set out above.  Certificates will be delivered or mailed as soon as practicable after the surrender of this Warrant Certificate to the Warrant Agent.

A-ii

FORM OF TRANSFER

FOR VALUE RECEIVED the undersigned transferor hereby sells, assigns and transfers to ______________________________________________________________________________ (insert name and address of transferee) the Warrants represented by this Warrant Certificate and hereby appoints _______________________________ as its attorney with full power of substitution to transfer the Warrants on the appropriate register of the Warrant Agent.  Terms used but not defined herein have the meanings ascribed to them in the Warrant Indenture.

The undersigned transferor acknowledges that the transfer of the Warrants is subject to certain restrictions and certifies that it has complied with such restrictions.  By executing this notice of transfer form, the undersigned transferor represents and warrants to the Corporation that (Please check the ONE box applicable):

□	1. The undersigned is transferring the Warrants represented by this Warrant Certificate to the Corporation;
□

2. The undersigned is transferring the Warrants represented by this Warrant Certificate pursuant to Rule 144A under the U.S. Securities Act to a person that the undersigned reasonably believes is a qualified institutional buyer and has furnished herewith such evidence regarding the availability of Rule 144A with respect to this transfer as the Corporation may reasonably require;

□

3. The undersigned is tendering with this form a written opinion of counsel (which opinion will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation and the Warrant Agent) to the effect that the Warrants and Warrant Shares have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or are exempt from registration thereunder; or

□

4. The undersigned is transferring the Warrants represented by this Warrant Certificate to or for the account or benefit of a person outside the United States who is not a U.S. Person and did not offer the Warrants for purchase in the United States.  Neither this form of transfer nor any agreement to sell the Warrants was executed or delivered in the United States.

If the transfer is being made during the Distribution Compliance Period and Box 4 is checked, then the transferee shall also execute and deliver this form of transfer, and by such execution and delivery (i) hereby certifies to the Corporation that it is not a U.S. Person or person in the United States and is not acquiring the securities for the account or benefit of any U.S. Person or person in the United States and (ii) agrees to resell the Warrants and the underlying Warrant Shares only in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration and further agrees not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act.  The term “Distribution Compliance Period” means “distribution compliance period” as that term is defined in Regulation S.  Without limiting the foregoing, but for greater clarity, it means the six month period (or one year period in the event the Corporation notifies the Warrant Agent in writing that the Corporation is no longer a “reporting issuer” (as defined in Regulation S)) that begins on the day of the sale by the Corporation of the Warrants.

DATED this _____ day of ___________________, 20___.

)))))))

Signature Guarantee		Signature of Registered Holder

Name of Registered Holder
)))))))

Signature Guarantee		Signature of Transferee

Name of Transferee

Except as pursuant to alternative arrangements satisfactory to the Warrant Agent and the Corporation, the signature of the transferor must be guaranteed by a member firm of a recognized Medallion STAMP program or a Canadian Schedule 1 chartered bank.

The signature of the registered holder on this transfer form must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever.

A-iii